AMENDMENT TO FUND PARTICIPATION AGREEMENT

     NORTHWESTERN MUTUAL INVESTMENT SERVICES, LLC, a Wisconsin limited liability company (hereinafter called "Distributor"), MASON STREET ADVISORS, LLC, a Delaware Limited Liability Company (hereinafter called "Advisor") and the AMERICAN UNITED LIFE INSURANCE COMPANY, a life insurance company domiciled in Indiana (hereinafter called "Company") hereby agree to amend the Fund Participation Agreement entered into by and between them or their predecessors in interest on January 31, 2001 (hereinafter called the "Agreement") as follows:

1. Exhibit B of the Agreement is modified such that the following Series of the Mason Street Funds are added to the listing of funds being purchased under the Agreement:

                           Mason Street Aggressive Growth Stock Fund
                           Mason Street Growth Stock Fund
                           Mason Street Select Bond Fund

2. All provisions of the Agreement not amended herein remain in full force and effect and are not altered hereby.

3.   The parties have executed this Amendment effective March 1, 2003.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed effect the date shown above.

                                                  NORTHWESTERN MUTUAL INVESTMENT
                                                  SERVICES, LC, Distributor

                                                  By: /s/ Leonard F. Stinkler
                                                 Its: SVP Annuity Products

                                              MASON STREET ADVISORS LLC, Advisor

                                                  By: /s/ Mark G. Doll
                                                 Its: President

                                                  AMERICAN UNITED LIFE INSURANCE
                                                   COMPANY, Company

                                                  By: Michael Grimme

                                                 Its: VP Marketing